UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2003

SIMPLETECH, INC.

(Exact name of registrant as specified in charter)

California	000-31623	33-0399154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street, Santa Ana, California		92705-5812
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 476-1180

(Former name or former address, if changed since last report.)

ITEM 7.                                                     Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits

99.1                           Press Release of Registrant, dated April 29, 2003, reporting SimpleTech, Inc.’s (the “Registrant”) first quarter results for the three-month period ended March 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).

ITEM 9.                                                     Regulation FD Disclosure (Information furnished pursuant to Item 12, “Results of Operations and Financial Condition”)

The following information required to be furnished under Item 12 of Form 8-K is being furnished under this Item 9 pursuant to the instructions of the Securities and Exchange Commission in its Final Rule Release (No. 33-8216) issued on March 27, 2003.

On April 29, 2003, the Registrant reported its first quarter results for the three-month period ended March 31, 2003. A copy of the press release issued by the Registrant on April 29, 2003 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Registrant specifically incorporates the foregoing information into those documents by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SimpleTech, Inc.

Date: April 29, 2003	By:	/s/ Dan Moses
Dan Moses
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1

Press Release of Registrant, dated April 29, 2003, reporting the Registrant’s first quarter results for the three-month period ended March 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).